UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2003

ADVANCE AUTO PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

(540) 362-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number
99.1	Press Release of Advance Auto Parts, Inc., dated October 29, 2003.

Item 12.    Results of Operations and Financial Condition

On October 29, 2003, Advance Auto Parts, Inc. issued a press release setting forth its financial results for its third quarter ended October 4, 2003 and forward looking statements relating to the fourth quarter of 2003, fiscal 2003 and fiscal 2004. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCE AUTO PARTS, INC. (Registrant)

Date	October 30, 2003	/s/ JEFFREY T. GRAY
(Signature)* Jeffrey T. Gray Senior Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Advance Auto Parts, Inc., dated October 29, 2003